POWER OF ATTORNEY

Know all by these presents that the undersigned, John L. MacCarthy, hereby constitutes and appoints William M.
Miller, James E. Sinople and/or Shalinni Thompson of Nuveen Global Cities REIT, Inc. (the Company) the undersigneds true and lawful attorney-in-fact to:

1		prepare, execute in the undersigneds name and on the undersigneds behalf, and submit to the U.S.
Securities and Exchange Commission (SEC) a Form ID application, including any amendments
thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling
the undersigned to make electronic filings with the SEC of reports required by
Section 16(a) of the
Securities Exchange Act 0f 1934, as amended (the Exchange Act), or any rule or regulation of the
SEC (theForm ID);

2		execute for and on behalf of the undersigned, in the undersigneds capacity as a director or officer of
the Company, Forms 3, 4, and 5, and any amendments thereto (the Section 16
Reports), in
accordance with Section 16(a) of the Exchange Act and the rules thereunder (the
Section 16 Law);
and

3		do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute the Form ID and any such Section 16 Reports, and file (or cause to
be filed) the same with the SEC.

4		take any other action of any type whatsoever in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of
the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such
terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

	The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every
act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers
herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full
power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights
and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such
capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigneds
responsibilities to comply with the Section 16 Law.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any
Section 16 Reports with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company. In affixing his signature to this Power of Attorney, the undersigned hereby revokes any and all previously executed Powers of Attorney for the same or similar purposes.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of

 February 2021.


									/S/ John L. MacCarthy
									Signature

									John L. MacCarthy
									Print Name